Exhibit 10.2

AMENDMENT

TO THE THIRD AMENDED AND RESTATED

LIMITED PARTNERSHIP AGREEMENT

OF

SLC OPERATING LIMITED PARTNERSHIP

This Amendment to the Third Amended and Restated Limited Partnership Agreement of SLC Operating Limited Partnership (the “Partnership”), effective as of December 27, 2013 (this “Amendment”), is made and entered into by undersigned as the General Partner of the Partnership.

W I T N E S S E T H

WHEREAS, the Partnership is a Delaware limited partnership that was formed under the Delaware Revised Uniform Limited Partnership Act, 6 Del. C. § 17-101, et seq. (the “Act”), pursuant to (i) the Third Amended and Restated Limited Partnership Agreement of the Partnership, dated as of January 6, 1999 (the “LP Agreement”), and (ii) the Certificate of Limited Partnership of the Partnership as filed with the office of the Secretary of State of the State of Delaware; and

WHEREAS, pursuant to Section 11.1 of the LP Agreement, the General Partner may amend the LP Agreement to reflect the admission of new Partners and the issuance of new partnership interests in the Partnership pursuant to Section 4.1(d) of the LP Agreement;

WHEREAS, pursuant to Section 4.1(d) of the LP Agreement, the General Partner has determined it advisable to issue a new class of partnership interests in the Partnership designated as the “Special Limited Partner Interest” with such rights as set forth herein.

NOW, THEREFORE, intending to be legally bound, the General Partner hereby agree as follows:

I. AMENDMENTS and ISSUANCE.

A. The General Partner hereby designates a new class of partnership interests in the Partnership as the “Special Limited Partner Interest” with such rights and obligations as set forth herein. The General Partner hereby causes the Partnership to issue such Special Limited Partner Interests to Blue Marble Company, Inc., a Delaware corporation (“Blue Marble”) in consideration of the contribution of cash to the Partnership as set forth in the Contribution Agreement, effective as of December 27, 2013, between the Partnership and Blue Marble. Blue Marble is hereby admitted as a limited partner to the Partnership as the “Special Limited Partner” upon its execution of the Contribution Agreement. The Special Limited Partner Interests shall share in the profits and loss of the Partnership in the same manner and at the same times as the General Partner with respect to its interest in the Partnership (with 95% of such distributions and allocations going to the General Partner and 5% of such distributions and allocations going to the Special Limited Partner). The Special Limited Partner shall have no voting rights and its interests in the Partnership shall not be considered when determining the vote. The LP

Agreement is hereby amended to reflect the foregoing issuance of the Special Limited Partner Interests and the admission of Blue Marble as the Special Limited Partner.

II. MISCELLANEOUS.

A. Successors and Assigns. This Amendment shall be binding upon, and shall enure to the benefit of, the Partners, and their respective successors and assigns.

B. Full Force and Effect. Except to the extent modified hereby, the LP Agreement shall remain in full force and effect.

C. Governing Law. This Amendment shall be interpreted in accordance with the laws of the State of Delaware (without regard to conflict of laws principles), all rights and remedies being governed by such laws.

D. Effectiveness of Amendment. This Amendment shall be effective immediately upon execution by the Partners.

E. Capitalized Terms. Capitalized terms used herein and not otherwise defined are used as defined in the LP Agreement.

F. Execution in Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

G. Severability. The invalidity or unenforceability of any particular provision of this Amendment shall not affect the other provisions hereof, and this Amendment shall be construed in all respects as if such invalid or unenforceable provision were omitted.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be duly executed below and deemed effective as of the day and year first above written.

GENERAL PARTNER:
STARWOOD HOTELS & RESORTS WORLDWIDE, INC., a Maryland corporation

By:	/s/ Jason F. Cohen
Name:	Jason F. Cohen
Title: Senior Vice President &
Assistant Secretary

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